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EXHIBIT 10.47

AMENDMENT OF BUSINESS LOAN AGREEMENT


         THIS AMENDMENT OF BUSINESS LOAN AGREEMENT ("Amendment") made SEPTEMBER 1, 1998, by and between UNITED AMERICAN HEALTHCARE CORPORATION, a MICHIGAN CORPORATION, whose address is 1155 BREWERY PARK BOULEVARD, SUITE 200, DETROIT, MICHIGAN 48207 (the "Borrower"), and MICHIGAN NATIONAL BANK, a NATIONAL BANKING ASSOCIATION, whose address is 27777 INKSTER ROAD, FARMINGTON HILLS, MICHIGAN 48333-9065 (the "Bank").


                                    RECITALS

         WHEREAS the Bank has made or agreed to make one or more loans to Borrower described in and subject to the terms and conditions of a certain Business Loan Agreement dated MARCH 12, 1998, EFFECTIVE AS OF FEBRUARY 1, 1998 (the "Loan Agreement") and the Related Documents described therein;

         WHEREAS the $22,944,205.00 LINE OF CREDIT LOAN described in the Loan Agreement (the "Loan") will mature on OCTOBER 1, 1999;

         WHEREAS Borrower has requested the Bank to DECREASE AND AMEND the Loan and modify and amend the terms and conditions of the Loan Agreement to evidence that DECREASE AND AMENDMENT and the Bank has agreed to do so upon the terms and conditions of the Loan Agreement, Related Documents and this Amendment; and

         NOW THEREFORE in consideration of and in reliance upon the foregoing recitals of fact (which are a material part of this Amendment) and the agreements between the parties hereinafter set forth, Borrower and Bank AGREE AS
FOLLOWS:


A.       DEFINITIONS:

         Capitalized terms not defined in this Amendment shall have the meaning provided in the Loan Agreement.


B.       AMENDMENTS TO LOAN AGREEMENT:

1. SECTION I. of the Loan Agreement is by this Amendment deleted in its entirety and replaced by the following new SECTION I.:
         I. LOANS. The following Loans and any amendments, extensions, renewals or refinancing thereof are subject to this Agreement:


                                                                         LOAN
                TYPE OF LOAN                  NOTE AMOUNT                DATE


                LINE OF CREDIT                $20,944,205.00        09/__1998

                PURPOSE of Loans listed above:

                DECREASE AND AMENDMENT TO EXISTING LINE OF CREDIT, NOTE NO. 02007144, USED FOR WORKING CAPITAL LIQUIDITY, AND GUARANTY PAYMENT FOR EXISTING LETTER OF CREDIT NO. LC0-17478-DY ISSUED FOR INSURANCE PURPOSES FOR THE ACCOUNT OF OMNICARE HEALTH PLAN OF LOUISIANA, LISTING LIBERTY BANK AND TRUST AS BENEFICIARY, WHICH EXPIRES ON JANUARY 12, 1999.

2. SECTION II.J. of the Loan Agreement is by this Amendment deleted in its entirety and replaced by the following new SECTION II.J.:

         J. YEAR 2000 PROBLEM. Borrower has reviewed all areas within its business and operations which could be adversely affected by the Year 2000 Problem and, except as Borrower has specifically disclosed to Bank in writing, Borrower has developed and implemented or is developing and will implement a program by not later than January 31, 1999, to assure that Borrower's computer applications will not have a Year 2000 Problem.


3. SECTION III.A. of the Loan Agreement is hereby deleted in its entirety and replaced by the following new SECTION III.A.:

         A.       FINANCIAL REQUIREMENTS.

          1. MEET WITH BANK TO ESTABLISH FINANCIAL COVENANTS FOR A MINIMUM NET WORTH; DEBT SERVICE COVERAGE RATIO AND MAXIMUM DEBT TO WORTH RATIO, PRIOR TO MARCH 1, 1999.



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4.       SECTION III.B.5. of the Loan Agreement is hereby deleted in its entirety and replaced by the following new SECTION III.B.5.:

         5. FINANCIAL STATEMENTS. Within THIRTY (30) DAYS after the end of each fiscal QUARTER, furnish to Bank, in form acceptable to Bank, a TURNAROUND STATUS REPORT of Borrower, which Borrower's management prepared for the foregoing period and is certified to be correct by Borrower's Treasurer or Chief Financial Officer.

5. SECTION III.B. of the Loan Agreement is hereby amended by the addition of the following new SECTION III.B. 11. AND 12.:

         11. CHFA, INC., FINANCIAL STATEMENTS. Within TEN (10) DAYS after receipt, cause to be furnished to Bank, in form acceptable to Bank, after the end of each QUARTERLY FISCAL PERIOD of each fiscal year, UNAUDITED CONSOLIDATED income and cash flow statements of CHFA, INC., AND ITS CONSOLIDATED SUBSIDIARIES, for such period and for the period from the beginning of the fiscal year to the end of such period, and the related balance sheets as at the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year; and UNAUDITED CONSOLIDATED statements of income and cash flow of CHFA, INC., AND ITS CONSOLIDATED SUBSIDIARIES, for such year and the related balance sheets at the end of such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year.

         12. MANAGEMENT LETTERS, RECOMMENDATIONS AND REPORTS. Promptly upon receipt thereof, furnish to Bank, copies of all management letters, recommendations and reports, INCLUDING, BUT NOT LIMITED TO ANY FINANCIAL STATEMENTS RECEIVED IN ADDITION TO THOSE LISTED IN SECTION III.B. 11. ABOVE, if any, submitted to CHFA, Inc., and any related entities thereof, by any independent certified public accountants in connection with any annual or interim review, compilation or audit of CHFA, Inc., and any related entities thereof, made by such accountants.

6. SECTION III. N. of the Loan Agreement is hereby deleted in its entirety and replaced by the following new SECTION III. N.:

         N. MANAGEMENT CONTINUATION. Borrower agrees that CURRENT MANAGEMENT shall continue to actively manage and operate Borrower's business, and acknowledges that the Bank has made the Loans in reliance thereon.

7. SECTION III. O. AND P. of the Loan Agreement are hereby deleted in their entirety.

8. SECTION V.A. of the Loan Agreement is hereby deleted in its entirety and replaced by the following new SECTION V.A.:

         A. SECURITY/MORTGAGE INTERESTS. Borrower and the other Obligor(s) named in this Agreement have granted or agree to grant to Bank on the date of this Agreement, security/mortgage interests in certain Property as collateral security for the Loans and repayment of the Indebtedness, among which are the following Related Documents:

                  AGREEMENT FOR DIRECT ASSIGNMENT OF NOTE PAYMENTS DATED SEPTEMBER _____, 1998 PLEDGE AGREEMENT DATED SEPTEMBER _____, 1998 SECURITY AGREEMENT DATED SEPTEMBER _____, 1998

9. SECTION VI.K. of the Loan Agreement is hereby deleted in its entirety and replaced by the following new SECTION VI.K.:

         K. CANCELLATION OF LETTER OF CREDIT. BORROWER FAILS TO OBTAIN OR ARRANGE FOR THE RETURN OR CANCELLATION OF THE EXISTING LETTER OF CREDIT NO. LC-017478-DY, IN THE AMOUNT OF $500,000.00 FROM THE BENEFICIARY ON OR BEFORE JANUARY 1, 1999.

10. SECTION VIII. of the Loan Agreement is hereby deleted in its entirety and replaced by the following new SECTION VIII.:

         VIII.    CROSS-COLLATERALIZATION/CROSS-DEFAULT.

         A. Borrower agrees the Collateral is security for the Loans under this Agreement and for all other Indebtedness of Borrower to Bank, whether or not such Indebtedness is related by class or kind and whether or not contemplated by the parties at the time of executing each evidence of Indebtedness. Any Borrower default under the terms of any Indebtedness to Bank shall also constitute an Event of Default under this Agreement and any Event of Default under this Agreement shall be a default under any Indebtedness of Borrower to Bank.

        B. Unless Bank otherwise consents in writing, Borrower shall take the following actions in the event of a default by CHFA, Inc., on the secured note (which default is not cured within any applicable grace period provided for therein): (i) notify CHFA, Inc., and guarantor in writing of the occurrence of default and acceleration of the secured note payment obligations; (ii) initiate and prosecute legal proceedings against CHFA, Inc., to collect the secured note and enforce secured note obligations; (iii) initiate and prosecute foreclosure proceedings with respect to collateral; (iv) initiate and prosecute legal proceedings against guarantor to enforce guarantor obligations, and (v) take any and all other actions as Bank may reasonably direct to assure collection and payment of the secured note.

11. SECTION IX.L. of the Loan Agreement is hereby deleted in its entirety and replaced by the following new SECTION IX.L.:

         L. ADDITIONAL COSTS AND EXPENSES AFTER DEFAULT. Borrower acknowledges and agrees that after an Event of Default the Bank will incur additional fees, costs and expenses not included in the Bank's original pricing of the Loans, including, without limitation, field audits of the Bank's Collateral, the salary and fringe benefits of the defaulted loans officer assigned to the Loans, the professional fees of appraisers, accountants, lawyers, field engineers and other consultants, and the cost to the Bank of obtaining, verifying and/or updating property surveys, Environmental Laws reports, insurance coverages, tax searches, title reports and Uniform

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                  Commercial Code search fees, and Borrower agrees to pay all of said fees, costs and expenses incurred by the Bank, at the Bank's cost, and authorizes the Bank to charge any of Borrower's Bank accounts as and when said fees, costs and expenses are incurred.

12. SECTION IX.M. of the Loan Agreement is hereby deleted in its entirety and replaced by the following new SECTION IX.M.:

         M. COMMITMENT FEE. Borrower hereby agrees to pay to Bank, upon execution of this Agreement and related documents, a TEN THOUSAND AND 00/100 DOLLAR ($10,000.00) non-refundable Commitment Fee.

13. SECTION IX. of the Loan Agreement is hereby amended by the addition of the following new SECTIONS, IX.N. AND IX.O.:

         N. NOTICE OF SALE. Borrower agrees and understands that should CHFA, Inc., decide to sell CHF, Borrower shall immediately provide verbal, followed with written, notice to Bank. All such documentation and issues which would affect the security being pledged to Bank as stated on, but not limited to, the Pledge Agreement by and between Borrower and Bank executed on even date hereof shall be provided to Bank for Bank's review and approval of same within a reasonable time frame to be determined by Bank.

         O. AGREEMENT. Borrower hereby agrees and understands that this Loan is subject to the terms and conditions of a certain Agreement dated August 31, 1998, by and between CHFA, Inc., and Bank (the "CHFA Agreement").

14. SECTION XI. of the Loan Agreement is hereby deleted in its entirety and replaced by the following new SECTION XI.:

         XI.      ADDITIONAL AGREEMENTS:

         SEE THE BUSINESS LOAN AGREEMENT ADDENDUM (LINE OF CREDIT WITH LETTER OF CREDIT ADVANCES), DATED MARCH 12, 1998, EFFECTIVE AS OF FEBRUARY 1, 1998, AS AMENDED BELOW, FOR ADDITIONAL TERMS AND CONDITIONS.


C.       AMENDMENTS TO ADDENDUM TO BUSINESS LOAN AGREEMENT:

1. SECTION I. of the Business Loan Agreement Addendum (Line of Credit with Letter of Credit Advances) is hereby deleted in its entirety and replaced by the following new SECTION I.:

         I.       LINE OF CREDIT LOAN

                  Under those terms and conditions set forth in the Business Loan Agreement and in this Addendum, and provided there shall exist no Event of Default, Bank agrees from time to time, at Borrower's request, to provide Borrower with Advances in an aggregate amount up to but not to exceed THE LESSER OF the sum of TWENTY MILLION FOUR HUNDRED FORTY FOUR THOUSAND TWO HUNDRED FIVE AND 00/100 DOLLARS ($20,444,205.00), or the maximum of Advances allowable under the Advance Requirement set forth in Section IV of this Addendum, AND CREDIT ADVANCES UP TO BUT NOT TO EXCEED FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00), (the "Line of Credit Loan").

2. SECTION III. of the Business Loan Agreement Addendum (Line of Credit with Letter of Credit Advances) is hereby deleted in its entirety and replaced by the following new SECTION III.:



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         III.     EXPIRATION OF BANK'S COMMITMENT

                  Bank's obligation to make any Advance or Credit Advance under the Line of Credit Loan and Line of Credit Note shall automatically (a) cease and terminate upon the maturity date stated in the Line of Credit Note; (b) suspend or terminate (at Bank's option), upon the occurrence of any Event of Default unless Bank in writing agrees to waive said Event of Default; AND (C) CREDIT ADVANCE UNDER THE LINE OF CREDIT LOAN AND LINE OF CREDIT NOTE SHALL AUTOMATICALLY CEASE AND TERMINATE ON JANUARY 1, 1999, OR BORROWER WILL BE IN DEFAULT. No subsequent Advance by Bank shall be construed as a waiver by Bank of the benefit of this provision, nor shall Bank be estopped thereby to refuse any subsequent Borrower Advance request.

3. SECTION IV. of the Business Loan Agreement Addendum (Line of Credit with Letter of Credit Advances) is hereby deleted in its entirety and replaced by the following new SECTION IV.:

         IV.      ADVANCE REQUIREMENT

                  All Advances and Credit Advances to Borrower under the Line of Credit Loan shall be made under the following Advance Requirement:

         A. PAY DOWNS AND READVANCES UNDER THE LINE OF CREDIT LOAN WILL BE ALLOWED TO THE EXTENT THAT THE LOAN HAS BEEN PAID DOWN FROM CASH FLOW OR ASSET SALES EXCLUDING THE PAYMENT PROCEEDS RECEIVED FROM CHFA, INC., AND/OR BORROWER FROM THE SALE OF CORPORATE HEALTH CARE, FINANCING, INC. ("CHF"), PLUS;

         B. PAYMENT PROCEEDS, AS STATED ABOVE AND DEFINED IN SECTION X., ARE TO BE APPLIED AS PERMANENT REDUCTIONS TO THE BANK'S COMMITMENT UPON RECEIPT BY BANK, PLUS;

         C. BY APRIL 1, 1999, BANK'S COMMITMENT SHALL BE PERMANENTLY REDUCED TO THE LESSER OF THE THEN OUTSTANDING PRINCIPAL BALANCE OR $8,000,000.00, PLUS;

         D. ON OR BEFORE JANUARY 1, 1999, BORROWER WILL OBTAIN OR ARRANGE FOR THE RETURN OR CANCELLATION OF THE EXISTING LETTER OF CREDIT NO.: LC-017478-DY, IN THE AMOUNT OF $500,000.00 FOR THE ACCOUNT OF OMNICARE HEALTH PLAN OF LOUISIANA, LISTING LIBERTY BANK AND TRUST AS THE BENEFICIARY, AT WHICH TIME CREDIT ADVANCE CAPABILITY WILL CEASE TO EXIST.

4. SECTION VI. of the Business Loan Agreement Addendum (Line of Credit with Letter of Credit Advances) is hereby deleted in its entirety and replaced by the following new SECTION VI.:

         VI.      CREDIT ADVANCE PROCEDURE

                  Subject to Paragraph III above, Credit Advances would be provided to Borrower through DECEMBER 31, 1998, upon Bank receiving draft instructions, acceptable to Bank, from Liberty Bank and Trust on Letter of Credit No. LC-017478-DY, in an amount not to exceed Five Hundred Thousand and 00/100 Dollars ($500,000.00). Credit Advances shall be made only under the following terms and conditions:

         A. Borrower acknowledges and agrees that the Letter of Credit issued by Bank for the account of OMNICARE HEALTH PLAN OF LOUISIANA is subject to all terms and conditions set forth in the Application including, without limitation, the grant to Bank of a security interest in such collateral as is identified in the Business Loan Agreement and/or in the Application.

         B. Borrower shall pay to Bank, for the Letter of Credit issued by Bank for the account of OMNICARE HEALTH PLAN OF LOUISIANA, all fees, charges, and expenses specified in Bank's international department standard fee schedule then in effect including, without limitation, issuance fees, payment fees, amendment fees, non-utilization fees, communication and delivery expenses, and any and all costs and expenses, including reasonable attorneys' fees, incurred by Bank in defending any suit or claim brought against the Bank by any Letter of Credit beneficiary. For each Letter of Credit draft received and paid by Bank, Borrower's obligation to immediately put Bank in good funds shall be funded by an Advance under the Line of Credit Note to the extent unpaid Advances and other open and outstanding Credit Advances do not exceed the lesser of the Line of Credit Loan or Advance Requirement, otherwise Borrower shall immediately pay Bank the entire amount of any Letter of Credit draft paid by Bank.

5. SECTION VIII.A. of the Business Loan Agreement Addendum (Line of Credit with Letter of Credit Advances) is hereby deleted in its entirety and replaced by the following new SECTION VIII.A.:

         A. Any Event of Default under the Business Loan Agreement of which this Addendum is a part, INCLUDING, BUT NOT LIMITED TO BORROWER'S FAILURE TO OBTAIN OR ARRANGE FOR THE RETURN OR CANCELLATION OF THE EXISTING LETTER OF CREDIT NO. LC-017478-DY, ON OR BEFORE JANUARY 1, 1999;



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6.       SECTION DEFINITIONS of the Business Loan Agreement Addendum (Line of
         Credit with Letter of Credit Advances) is hereby deleted in its entirety and replaced by the following new SECTION X. DEFINITIONS:

         X.       DEFINITIONS

         The following terms used in this Addendum shall have the following meanings:

         A. "ADVANCE" or "ADVANCES" shall mean a loan or loans of money from Bank to Borrower.

         B. "ADVANCE REQUIREMENT" shall mean the maximum aggregate Advances and Credit Advances for which Borrower from time to time will be eligible under the Line of Credit Loan by application of the requirements set forth in Section IV above.

         C. "CREDIT ADVANCE" shall mean the Bank's liability, direct or contingent, for or arising under Letter of Credit No. LC-017478-DY, issued by Bank.

         D. "LETTER OF CREDIT" shall have the meaning ascribed to such term under Article 5 of the Michigan Uniform Commercial Code, as amended from time to time, as supplemented by the Uniform Customs and Practice for Documentary Credits, ICC Publication 500, as amended from time to time, PERTAINING TO LETTER OF CREDIT NO. LC-017478-DY.

         E. "PAYMENT PROCEEDS" SHALL MEAN THE PRINCIPAL AND INTEREST PAYMENTS AS STATED ON A SECURED PROMISSORY NOTE AND UNSECURED PROMISSORY NOTE BY AND BETWEEN BORROWER AND CHFA, INC., PLEDGED TO BANK UNDER A PLEDGE AGREEMENT OF EVEN DATE HEREOF BY AND BETWEEN BORROWER AND BANK.

D.       SURVIVAL:

         In all other respects and except as expressly amended, modified or restated in this Amendment, the Loan Agreement and all of the terms, covenants and conditions thereof as originally executed and delivered and heretofore modified and amended are hereby ratified and confirmed in their entirety and shall remain in full force and effect until all of the Loans, with all accrued interest thereon, shall be fully paid and satisfied.

E.       EFFECT OF AMENDMENT AND CONSTRUCTION WITH LOAN AGREEMENT AND RELATED
         DOCUMENTS:

         This Amendment shall not be construed as an agreement to substitute a new obligation or to extinguish an obligation under the Loan Agreement or Related Documents and shall not constitute a novation as to the obligations of the parties. If any express conflict shall exist between the agreements of the parties herein and as set forth in the Loan Agreement or the Related Documents, this Amendment shall govern and supersede the agreements set forth in the previous documents. The Loan Agreement and Related Documents shall continue in full force and effect, and except as above specifically modified and amended, shall be unamended, unchanged, and unmodified by this Amendment and shall continue to secure to Bank the repayment and performance of Borrower's Indebtedness to Bank.


         IN WITNESS WHEREOF Borrower and Bank have executed this Amendment on the date first above written.


                                     BORROWER:

                                     UNITED AMERICAN HEALTHCARE
                                     CORPORATION,
                                     a MICHIGAN CORPORATION


                                     By: /s/ Grgory Moses
                                         Gregory Moses
                                     Its: Chief Operating Officer

                                     AND


                                     By: /s/ Paul G. Samuels
                                         Paul G. Samuels
                                     Its: Interim Chief Financial Officer




           (CONTINUED ON THE FOLLOWING PAGE)
                                     BANK:

                                     MICHIGAN NATIONAL BANK,
                                     A NATIONAL BANKING ASSOCIATION


                                     By: /s/ Eric L. Johnson
                                          Eric L. Johnson
                                     Its:  Corporate Asset Manager